[GRAPHIC OMITTED]

                         PAPP AMERICA-ABROAD FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT
                                December 31, 2000

                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

          COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP AMERICA-ABROAD FUND, INC. AND THE MORGAN STANLEY WORLD INDEX

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                           1 Year       5 Year   Since Inception
--------------------------------------------------------------------------------
Papp America-Abroad
Fund                                       -8.6%        16.4%        15.6%
--------------------------------------------------------------------------------
Morgan Stanley World
Index                                     -14.1%        11.9%        11.9%
--------------------------------------------------------------------------------

   [The following information was represented as a line chart in the printed material.]

  Year          Papp America-Abroad Fund       Morgan Stanley World Index

12/6/91                 $10,000                         $10,000
   1991                 $10,994                         $10,720
   1992                 $11,811                         $10,158
   1993                 $11,803                         $12,450
   1994                 $12,725                         $13,079
   1995                 $17,440                         $15,848
   1996                 $22,262                         $17,985
   1997                 $28,910                         $20,817
   1998                 $35,799                         $25,882
   1999                 $40,815                         $32,338
   2000                 $37,296                         $27,792

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
================================================================================
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 48% of the sales of the companies in the Fund's portfolio are derived from foreign sources and 52% are derived from United States sources. The Morgan Stanley World Index is an unmanaged, market-weighted index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                         Papp America-Abroad Fund, Inc.

Dear Fellow Shareholders:

Our Fund had a decent relative performance in 2000 being down 8.6%. This compares with a decline of 15.2% for the Morgan Stanley World Index and a decline of 9.1 % for the Standard & Poor's 500 Stock Index. Of course, the story is much different over the longer term. Since inception on December 6, 1991 we are up 273.1% compared with an increase of 174.1% for the World Index and 323.1% for the S&P 500.

We designed this Fund with a specific purpose in mind, that is, to provide an alternative to investing in foreign stocks. The chart on the opposite page evidences how well we have achieved our objective. In the late 1980s, when a large number of academics and others began to contend that a truly diversified portfolio should include a number of foreign issues, many of our clients and friends raised the question with us. Because I had lived abroad for several years and had the opportunity to study the workings of foreign markets, I was concerned that some very unpleasant surprises might be in store for the uninitiated.

In particular, I was worried about international currency risks. This, along with the fact that, particularly in emerging nations, the stock markets were often rigged, the fact that other nations often had different accounting and investment philosophies than our own, the very high cost of transactions and custodianship of foreign securities, and finally, the loss of SEC overview and disclosure requirements raised serious concerns in our office.

These problems led us to develop an entirely new concept of investing internationally, and the America-Abroad Fund was the first of its kind anywhere. We determined that we could buy mostly American companies with large worldwide sales and earnings. Today, the stocks in our portfolio generate about 50% of their revenues from overseas operations and we do not have the problems and expenses associated with the typical international fund.

Of necessity, most of the companies in which we invest are large because they have the capital and experience to operate on a global level. Also, most are heavily involved in technology, both electronic and medical, because it is our firm belief that these companies, rather than those involved in heavy industries such as steel and automobiles, carry a much greater possibility of rapid growth in sales and earnings. We are not unaware of the current slowdown in the world's economic activity, but we believe our companies will do well even under these conditions.

                                        Warmest regards,


                                        L. Roy Papp, Chairman
                                        February 9, 2001

                         PAPP AMERICA-ABROAD FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                     Number          Fair
                          Common Stocks                                             of Shares        Value
---------------------------------------------------------------------------         ---------     -----------
Financial Services (21.7%)
   American International Group
      (Major international insurance holding company)                                 61,500      $ 6,061,594
   General Electric Company
      (Diversified financial and industrial company)                                 145,000        6,950,937
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                    190,000       23,599,900
                                                                                                  -----------
                                                                                                   36,612,431
                                                                                                  -----------
Pharmaceutical (19.0%)
   Eli Lilly & Company
      (Prescription pharmaceuticals)                                                  65,000        6,049,063
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                                 237,000       22,189,125
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                                  85,000        3,910,000
                                                                                                  -----------
                                                                                                   32,148,188
                                                                                                  -----------
Industrial Services (17.7%)
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                               530,000       22,558,125
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                          70,300        3,774,231
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                                18,000        1,491,750
   WPP Group PLC
      (Worldwide advertising agencies)                                                30,895        1,940,592
                                                                                                  -----------
                                                                                                   29,764,698
                                                                                                  -----------
Electronic Equipment (9.3%)
   American Power Conversion *
      (Leading producer of uninterruptible power supply products)                    605,000        7,486,875
   Molex, Inc.
      (Supplier of interconnection products)                                         323,250        8,222,672
                                                                                                  -----------
                                                                                                   15,709,547
                                                                                                  -----------
Semiconductors & Equipment (6.6%)
   Applied Materials, Inc.*
      (Leading developer, manufacturer, and marketer of semiconductor
      manufacturing systems)                                                          11,000          420,063
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and memory chips)          353,000       10,678,250
                                                                                                  -----------
                                                                                                   11,098,313
                                                                                                  -----------
Restaurants (6.4%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                        317,000       10,778,000
                                                                                                  -----------

      * Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                             Number         Fair
                          Common Stocks (continued)                                        of Shares        Value
---------------------------------------------------------------------------------          ---------     ------------
Medical Products (5.3%)
   Johnson & Johnson
      (Healthcare products)                                                                  72,500      $  7,617,031
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                       23,000         1,388,625
                                                                                                         ------------
                                                                                                            9,005,656
                                                                                                         ------------
Computer Equipment (5.2%)
   EMC Corporation *
      (Manufacturer of enterprise computer storage systems)                                  62,000         4,123,000
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                                   130,000         4,103,125
   International Business Machines Corporation
       (Global provider of information technology, hardware, software,
      and services)                                                                           7,000           595,000
                                                                                                         ------------
                                                                                                            8,821,125
                                                                                                         ------------
Software (4.3%)
   Microsoft Corporation*
      (Personal computer software)                                                          165,000         7,177,500
                                                                                                         ------------

Telecommunications (2.4%)
   Cisco Systems, Inc. *
      (Leading supplier of computer internetworking systems)                                 32,000         1,224,000
   L.M. Ericsson Telephone AB
      (Leading manufacturer of wireless infrastructure and handsets)                         60,000           671,250
   Nokia Corporation
      (Leading manufacturer of wireless handsets)                                            48,000         2,088,000
                                                                                                         ------------
                                                                                                            3,983,250
                                                                                                         ------------
Instruments & Testing (0.9%)
   Agilent Technologies*
      (Designs and manufactures test and measurement systems for
      the electronics and healthcare industries)                                             26,791         1,466,807
                                                                                                         ------------

Consumer Services (0.5%)
   Steiner Leisure Ltd. *
      (Provider of spa services, beauty salons, and health clubs on cruise ships)            65,850           921,900
                                                                                                         ------------

Total Common Stocks - 99.3%                                                                               167,487,415
Cash and Other Assets, Less Liabilities - 0.7%                                                              1,128,810
                                                                                                         ------------

Net Assets - 100%                                                                                        $168,616,225
                                                                                                         ============

Net Asset Value Per Share
(Based on 6,075,547 shares outstanding at December 31, 2000)                                             $      27.75
                                                                                                         ============

      *Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                                     ASSETS

                                                                       2000
                                                                  -------------
Investment in securities at fair value (original
  cost $100,044,432 at December 31, 2000) (Note 1)                $ 167,487,415
Cash                                                                    962,022
Dividends and interest receivable                                       166,788
                                                                  -------------
               Total assets                                       $ 168,616,225
                                                                  =============

                                   NET ASSETS

Paid-in capital                                                   $ 102,951,455
Accumulated undistributed net investment loss                        (1,778,213)
Net unrealized gain on investments                                   67,442,983
                                                                  -------------
Net assets applicable to Fund shares outstanding                  $ 168,616,225
                                                                  =============

Fund shares outstanding                                               6,075,547
                                                                  =============

Net Asset Value Per Share (net assets/shares
   outstanding)                                                   $       27.75
                                                                  =============

    The accompanying notes are an integral part of this financial statement.

                         PAPP AMERICA-ABROAD FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                2000             1999
                                                           -------------    -------------
INVESTMENT INCOME:
  Dividends                                                $   1,141,531    $   1,700,480
  Interest                                                        84,006           65,112
  Foreign taxes withheld                                            (565)          (9,894)
                                                           -------------    -------------

    Total investment income                                    1,224,972        1,755,698
                                                           -------------    -------------

EXPENSES:
  Management fee (Note 3)                                      2,134,014        2,877,790
  Filing fees                                                     45,168           52,812
  Printing and postage fees                                       35,785           41,376
  Transfer agent fees (Note 3)                                    29,560           31,635
  Custodial fees                                                  27,970           35,688
  Auditing fees                                                   15,200           16,000
  Directors' attendance fees                                       8,800           10,800
  Legal fees                                                       6,195            4,957
  Other fees                                                       2,169            2,197
                                                           -------------    -------------

    Total expenses                                             2,304,861        3,073,255
                                                           -------------    -------------

  Net investment loss                                         (1,079,889)      (1,317,557)
                                                           -------------    -------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Proceeds from sales of securities                           81,110,419      145,756,212
  Cost of securities sold                                    (51,188,230)    (135,222,930)
                                                           -------------    -------------
  Net realized gain on investments sold                       29,922,189       10,533,282

  Net change in unrealized gain on investments               (45,267,636)      21,823,990
                                                           -------------    -------------

  Net realized and unrealized (loss)/gain on investments     (15,345,447)      32,357,272
                                                           -------------    -------------

(DECREASE)/INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                          $ (16,425,336)   $  31,039,715
                                                           =============    =============

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                           2000             1999
                                                                       -------------    -------------
FROM OPERATIONS:
   Net investment loss                                                 $  (1,079,889)   $  (1,317,557)
   Net realized gain on investments sold                                  29,922,189       10,533,282
   Net change in unrealized gain on investments                          (45,267,636)      21,823,990
                                                                       -------------    -------------
          (Decrease)/increase in net assets resulting
          from operations                                                (16,425,336)      31,039,715
                                                                       -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold - prior year                 (219)              --
   Net realized gain on investment securities sold                       (29,922,189)      (9,235,258)
                                                                       -------------    -------------
          Decrease in net assets resulting from
          distributions to shareholders                                  (29,922,408)      (9,235,258)
                                                                       -------------    -------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                           59,707,837       63,363,641
   Net asset value of shares issued to shareholders in
     reinvestment of net realized gain on investment securities sold      27,554,615        8,582,551
   Payments for redemption of shares                                    (114,908,828)    (193,954,940)
                                                                       -------------    -------------

          Decrease in net assets resulting
          from shareholder transactions                                  (27,646,376)    (122,008,748)
                                                                       -------------    -------------

Total decrease in net assets                                             (73,994,120)    (100,204,291)

Net assets at beginning of the period                                    242,610,345      342,814,636
                                                                       -------------    -------------

Net assets at end of period                                            $ 168,616,225    $ 242,610,345
                                                                       =============    =============

   The accompanying notes are an integral part of these financial statements.

                         PAPP AMERICA-ABROAD FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Abroad Fund, Inc. (the Fund) was incorporated on August 15, 1991, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on December 6, 1991. The Fund invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

On December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.8322 a share aggregating $10,514,774. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $3.26 a share aggregating $19,407,634. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $1.39 a share aggregating $9,235,258. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $29,560 and $31,635 in 2000 and 1999, respectively, from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $1,100 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                                  2000                  1999
                                              ------------          ------------

Purchases at cost                             $ 22,794,915          $ 15,617,400
Sales                                           81,110,419           145,756,212

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                Proceeds              Shares
                                             -------------        -------------
Year ended December 31, 2000
Shares issued                                $  59,707,837            1,606,706
Distributions reinvested                        27,554,615              836,548
Shares redeemed                               (114,908,828)          (3,250,436)
                                             -------------        -------------
   Net decrease                              $ (27,646,376)            (807,182)
                                             =============        =============

Year ended December 31, 1999
Shares issued                                $  63,363,641            2,000,223
Distributions reinvested                         8,582,551              242,584
Shares redeemed                               (193,954,940)          (6,030,591)
                                             -------------        -------------
   Net decrease                              $(122,008,748)          (3,787,784)
                                             =============        =============

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                                   2000               1999
                                               -------------      -------------

Fair value                                     $ 167,487,415      $ 241,148,366
Original cost                                   (100,044,432)      (128,437,747)
                                               -------------      -------------
      Net unrealized appreciation              $  67,442,983      $ 112,710,619
                                               =============      =============

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $68,536,846 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,093,863.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $114,096,795 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,386,176.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                        Year Ended December 31,
                                              2000              1999              1998              1997             1996
                                         -------------     -------------     -------------     -------------     ------------
Net asset value, beginning of period     $       35.25     $       32.13     $       25.98     $       20.11     $      16.47
Income from operations:
   Net investment (loss)/income                  (0.22)            (0.23)            (0.05)             0.01             0.01
   Net realized and unrealized (loss)/
      gain on investments                        (2.19)             4.74              6.24              6.00             4.48
                                         -------------     -------------     -------------     -------------     ------------

         Total from operations                   (2.41)             4.51              6.19              6.01             4.49

Less distributions:
   Dividend from net investment
      Income                                        --                --                --             (0.01)           (0.01)
   Distribution of net realized gain             (5.09)            (1.39)            (0.04)            (0.13)           (0.84)
                                         -------------     -------------     -------------     -------------     ------------

         Total distributions                     (5.09)            (1.39)            (0.04)            (0.14)           (0.85)

Net asset value, end of period           $       27.75     $       35.25     $       32.13     $       25.98     $      20.11
                                         =============     =============     =============     =============     ============

         Total return                            -8.62%            14.01%            23.83%            29.92%           27.65%
                                         =============     =============     =============     =============     ============

Ratios/Supplemental Data:
   Net assets, end of period             $ 168,616,225     $ 242,610,345     $ 342,814,636     $ 288,249,294     $ 29,623,497
   Expenses to average net
      assets(A)                                   1.08%             1.07%             1.08%             1.11%            1.25%
    Investment income to
      Average net assets (B)                      0.57%             0.61%             0.82%             1.24%            1.30%
   Portfolio turnover rate                       10.78%             5.47%            24.97%             4.71%           12.29%

      (A) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.30% for the year ended December 31, 1996.
      (B) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp America-Abroad Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Papp America-Abroad Fund, Inc. as of December 31, 2000, including the schedule of portfolio investments, as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Abroad Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                        ARTHUR ANDERSEN LLP

Phoenix, Arizona
January 24, 2001

                              FACTS ABOUT THE FUND

Investment Objective - The Fund, which commenced operations December 6, 1991, invests with the objective of long-term capital growth in the common stocks of United States companies that have substantial international activities and, to a much lesser extent, in the common stocks of foreign enterprises that are traded publicly in United States securities markets.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.0 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the Firm is solely in the investment management business. The Firm is an independent general partnership. Of its ten general partners, seven are Chartered Financial Analysts
(CFAs).

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 23 years experience in security and financial analysis. She holds a Master of Management degree in Finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.


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

      AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

                         PAPP AMERICA-ABROAD FUND, INC.

                                    Directors

James K. Ballinger                                     L. Roy Papp
Amy S. Clague                                          Rosellen C. Papp
Robert L. Mueller                                      Bruce C. Williams
Harry A. Papp

                                    Officers

Chairman - L. Roy Papp                                 President - Harry A. Papp

                                 Vice Presidents

Victoria S. Cavallero                                  Julie A. Hein
George D. Clark, Jr.                                   Robert L. Mueller
Jeffrey N. Edwards                                     Rosellen C. Papp
Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                       Web address: http//www.roypapp.com
                        Email address: invest@roypapp.com

                                    Custodian

                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                                Phoenix, AZ 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         Independent Public Accountants

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel

                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


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